Xtrackers Germany Equity ETF
Bats BZX Exchange, Inc.: GRMY

Xtrackers Eurozone Equity ETF
Bats BZX Exchange, Inc.: EURZ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.

i

INVESTMENT OBJECTIVE

Xtrackers Germany Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the NASDAQ Germany Large Mid Cap Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.15	*
Other Expenses	None
Total Annual Fund Operating Expenses	0.15	*

*	Effective October 27, 2017, the Fund’s management fee was reduced from 0.45% to 0.15% of the Fund’s average daily net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 30% when the Fund was tracking its prior underlying index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the German large- and mid-capitalization equity market. When constructing the Underlying Index, Nasdaq Global Indexes (“Nasdaq” or the “Index Provider”) assigns each eligible index security to a country which will govern its inclusion in the Underlying Index based on three categories: (i) the index security’s country of incorporation; (ii) the index security’s country of domicile; and (iii) the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country. The Underlying Index is market capitalization weighted and it is rebalanced semi-annually in March and September.

The Fund expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Fund expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Fund to acquire component securities due to limited availability or regulatory restrictions, the Fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and

Prospectus October 27, 2017, as supplemented November 1, 2017	1	Xtrackers Germany Equity ETF

liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of September 30, 2017, the Underlying Index consisted of 80 securities with an average market capitalization of approximately $20.2 billion and a minimum market capitalization of approximately $788.7 million.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from German issuers. As of September 30, 2017, the Underlying Index was solely comprised of securities of issuers from Germany.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of October 10, 2017, a significant percentage of the Underlying Index was comprised of issuers in the consumer staples (22.29%), basic materials (17.57%), financial services (17.25%) and industrials (16.87%) sectors.

Prior to October 27, 2017, the Fund sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of the MSCI Italy 25/50 US Dollar Hedged Index.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the U.S. is a large trade and investment partner of Germany. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may also have an adverse impact on the German economy.

Prospectus October 27, 2017, as supplemented November 1, 2017	2	Xtrackers Germany Equity ETF

Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse affect on the German economy or the German industries or sectors in which the Fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Medium company risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Consumer staples sector risk. The Fund invests a significant portion of its assets in securities of issuers in the consumer staples sector in order to track the Underlying Index’s allocation to that sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Basic materials sector risk. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Prospectus October 27, 2017, as supplemented November 1, 2017	3	Xtrackers Germany Equity ETF

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Currency risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if a local currency in which its holdings are denominated depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings increases. Generally, when the U.S. dollar rises in value against a local currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against the local currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns. The Fund will not hedge against fluctuations in the local currencies in which its holdings are denominated. The value of the US dollar measured against a local currency is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited

Prospectus October 27, 2017, as supplemented November 1, 2017	4	Xtrackers Germany Equity ETF

number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31*

The Fund’s year-to-date return was 7.83% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 18.86% and (15.40)%, respectively, for the quarters ended December 31, 2016 and March 31, 2016.

Prospectus October 27, 2017, as supplemented November 1, 2017	5	Xtrackers Germany Equity ETF

AVERAGE ANNUAL TOTAL RETURNS*

For the periods ended December 31, 2016

	1 Year	Since Inception August 19, 2015
Returns before taxes	(5.01)%	(9.72)%
Returns after taxes on distributions	(5.91)%	(10.55)%
Returns after taxes on distributions and sale of Fund shares	(2.32)%	(7.51)%
MSCI Italy 25/50 U.S. Dollar Hedged Index*	(4.86)%	(9.57)%
MSCI Italy 25/50 Index	(9.07)%	(13.44)%

*	On October 27, 2017, the Fund changed its Underlying Index from MSCI Italy 25/50 US Dollar Hedged Index to the NASDAQ Germany Large Mid Cap Index and reduced its management fee to 0.15% of its average daily net assets.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 27, 2017, as supplemented November 1, 2017	6	Xtrackers Germany Equity ETF

INVESTMENT OBJECTIVE

Xtrackers Eurozone Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the NASDAQ Eurozone Large Mid Cap Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.15	*
Other Expenses	None
Total Annual Fund Operating Expenses	0.15	*

*	Effective October 27, 2017, the Fund’s management fee was reduced from 0.45% to 0.15% of the Fund’s average daily net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 20% when the Fund was tracking its prior underlying index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The Underlying Index is composed of equity securities of companies that are based in countries in the Eurozone that have adopted the euro as their common currency and sole legal tender. When constructing the Underlying Index, Nasdaq Global Indexes (“Nasdaq” or the “Index Provider”) assigns each eligible index security to a country which will govern its inclusion in the Underlying Index based on three categories: (i) the index security’s country of incorporation; (ii) the index security’s country of domicile; and (iii) the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country. The Underlying Index is market capitalization weighted and it is rebalanced semi-annually in March and September.

The Fund expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Fund expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Fund to acquire component securities due to limited availability or regulatory restrictions, the Fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a

Prospectus October 27, 2017, as supplemented November 1, 2017	7	Xtrackers Eurozone Equity ETF

representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of September 30, 2017, the Underlying Index consisted of 329 securities with an average market capitalization of approximately $22.0 billion and a minimum market capitalization of approximately $3.0 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Switzerland and the United Kingdom.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Eurozone issuers. As of September 30, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from France (30.8%) and Germany (28.1%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of October 10, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (22.75%), consumer staples (18.62%) and industrials (16.02%) sectors.

Prior to October 27, 2017, the Fund sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of the MSCI Southern Europe US Dollar Hedged Index.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Prospectus October 27, 2017, as supplemented November 1, 2017	8	Xtrackers Eurozone Equity ETF

European economic risk. The EMU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Medium company risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Consumer staples sector risk. The Fund invests a significant portion of its assets in securities of issuers in the consumer staples sector in order to track the Underlying Index’s allocation to that sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Currency risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if a local currency in which its holdings are denominated depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings increases. Generally, when the U.S. dollar rises in value against a local currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against the local currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns. The Fund will not hedge

Prospectus October 27, 2017, as supplemented November 1, 2017	9	Xtrackers Eurozone Equity ETF

against fluctuations in the local currencies in which its holdings are denominated. The value of the US dollar measured against a local currency is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a

Prospectus October 27, 2017, as supplemented November 1, 2017	10	Xtrackers Eurozone Equity ETF

different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of September 30, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from France (30.8%) and Germany (28.1%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

P ERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31*

The Fund’s year-to-date return was 12.17% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 12.29% and (11.06)%, respectively, for the quarters ended December 31, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS*

For the periods ended December 31, 2016

	1 Year	Since Inception August 19, 2015
Returns before taxes	(0.78)%	(8.65)%
Returns after taxes on distributions	(1.66)%	(9.50)%
Returns after taxes on distributions and sale of Fund shares	0.28%	(6.61)%
MSCI Southern Europe US Dollar Hedged Index*	(0.30)%	(8.28)%
MSCI Southern Europe Index	(4.87)%	(12.28)%

*	On October 27, 2017, the Fund changed its Underlying Index from MSCI Southern Europe US Dollar Hedged Index to the NASDAQ Eurozone Large Mid Cap Index and reduced its management fee to 0.15% of its average daily net assets.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team.

Prospectus October 27, 2017, as supplemented November 1, 2017	11	Xtrackers Eurozone Equity ETF

Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 27, 2017, as supplemented November 1, 2017	12	Xtrackers Eurozone Equity ETF

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, UNDERLYING INDEXES AND RISKS

Additional Information About the Funds’ Investment Strategies

Xtrackers Germany Equity ETF and Xtrackers Eurozone Equity ETF will each normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers in the markets specified in the applicable Fund’s name.

In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index. Each Fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the Fund’s respective Underlying Index. Investments in such depositary receipts will count towards each Fund’s 80% investment policy discussed above with respect to instruments that comprise the Underlying Index.

Each Fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Adviser or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The Funds will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential stock market declines.

Each of the policies described herein, including the investment objective and 80% investment policies of each Fund, constitutes a non-fundamental policy that may be changed by the Board of the Trust without shareholder approval. Each Fund’s 80% investment policies require 60 days’ prior written notice to shareholders before it can be changed. Certain fundamental policies of the Funds are set forth in the SAI.

Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. A Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for a Fund and its investors. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Additional Information about each Fund’s Underlying Index

The NASDAQ Germany Large Mid Cap Index and the NASDAQ Eurozone Large Mid Cap Index (collectively, the “NASDAQ Indexes”) are calculated and maintained by Nasdaq Global Indexes (“Index Provider” or “Nasdaq”). The NASDAQ Indexes are float adjusted market capitalization-weighted indexes.

Prospectus October 27, 2017, as supplemented November 1, 2017	13	Fund Details

Defining the Equity Universe. The selection universe for the NASDAQ Indexes is defined by the constituents of the NASDAQ Global Index (the “Global Index”). The Global Index covers approximately 9,000 large-, mid- and small-capitalization securities which are weighted according to their free float adjusted market capitalization. The Global Index does not overlap, meaning that all individual securities can only be assigned to one country, one size segment and one sector.

To be initially eligible for inclusion in the NASDAQ Global Index, an index security must meet the following criteria:

∎	The index security must have been traded for at least three months on an index eligible global stock exchange;
∎

Security types generally eligible for inclusion include common stocks, ordinary shares, depositary receipts, shares of beneficial interest of REITs and preferred shares. Security types generally not included include closed-end funds, convertible debentures, exchange-traded funds, limited partnership interests, preferred stock, rights, shares of limited liability companies, warrants and other derivative securities;

∎	Must have a minimum worldwide market capitalization of US $150 million;
∎	Must have a minimum three month average daily trading volume of US $100,000;
∎

Must have a minimum free float percentage of at least 20%. A security with a free float percentage of less than 20% but greater than 5% will be eligible for inclusion as long as its free float adjusted market capitalization weight within its country is greater than 5% of the aggregate weight of the country;

∎	The security must have been traded for at least three months on an index eligible stock exchange;
∎	The security must be within a country classified as developed or emerging markets; and
∎	The security may not be issued by an issuer currently in bankruptcy proceedings.

The NASDAQ Developed Markets Index is a subset of the NASDAQ Global Index and is comprised of the indexes of 25 countries designated as developed markets by the Index Provider. In order to qualify for inclusion in the developed markets segment, a country must meet the following quantitative criteria:

∎	Must have a gross national income per capita of US $20,000 or higher for three consecutive years;
∎	Must have a market capitalization of US $30 billion or higher;
∎	Volume, or total annual turnover, must be US $10 billion or higher;
∎	Must have a minimum free float percentage of at least 45%; and
∎	Must have at least 10 index securities that qualify for inclusion in the index.

Each eligible index security is then assigned by Nasdaq to a country which will govern its inclusion into a country, sub-region, region and segment index based on three categories: (i) the index security’s country of incorporation; (ii) the index security’s country of domicile; and (iii) the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country.

At each semi-annual evaluation in March and September, Nasdaq divides the indices into large cap, mid cap, large mid cap and small cap segments based on cumulative market capitalization weight. Nasdaq utilizes a top-down approach to assign the index securities into the respective size indexes. The large mid cap index includes index securities with a market capitalization in the top 90% of the NASDAQ Global Index market capitalization.

Maintaining the Equity Universe. The NASDAQ Indexes are evaluated semi-annually in March and September to allow for continued and correct representation of the changing global equity markets.

NASDAQ Germany Large Mid Cap Index

The NASDAQ Germany Large Mid Cap Index (the “Underlying Index”) is designed to track the performance of the German large- and mid-capitalization equity market.

NASDAQ Eurozone Large Mid Cap Index

The NASDAQ Eurozone Large Mid Cap Index (the “Underlying Index”) is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the EMU.

Further Discussion of Main Risks

Each Fund, unless otherwise indicated, is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. Risk information is applicable to all Funds unless otherwise noted.

Foreign investment risk. Each Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that a Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities. A Fund will not enter into transactions to hedge

Prospectus October 27, 2017, as supplemented November 1, 2017	14	Fund Details

against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of a Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

European economic risk. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic and political uncertainty in its wake. Consequently, the United Kingdom government may, pursuant to the Treaty of Lisbon (the “Treaty”), give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.

With respect to member states of the EU, as a consequence of the referendum, decreasing imports or exports, changes in governmental or EU regulations on trade and changes in the exchange rate of the euro may have a significant adverse effect on the economies of EU countries. The European financial markets have recently experienced additional volatility in the wake of the referendum. These events may adversely affect the exchange rate of the euro and may continue to significantly affect other countries in Europe, including EU member countries that do not use the euro and non-EU member countries. The United Kingdom’s departure from the EU may lead the currency markets to question the strength of the Eurozone as an organization, which could also negatively impact the euro.

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the

Prospectus October 27, 2017, as supplemented November 1, 2017	15	Fund Details

U.S. is a large trade and investment partner of Germany. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may also have an adverse impact on the German economy.

During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.

Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the Fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.

Risks related to investing in France. (Xtrackers Eurozone Equity ETF only) Investment in French issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.

Medium company risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus.

Depositary receipt risk. Each Fund may invest in depositary receipts, including ADRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign investments in ADRs and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which a Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases. Conversely, the dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a Fund may also go up or down quickly and unpredictably and investors may lose money.

Prospectus October 27, 2017, as supplemented November 1, 2017	16	Fund Details

Indexing risk. While the exposure of each Underlying Index to its component securities is by definition 100%, a Fund’s effective exposure to Underlying Index securities may vary over time. Because each Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. There is no assurance that the Index Provider or any agents that may act on its behalf will compile a Fund’s Underlying Index accurately, or that each Underlying Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, each Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Funds and their shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. Imperfect correlation between a Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. Because each Fund utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of its Underlying Index with the same weightings as the Underlying Index. In addition, a Fund may not be able to invest in certain securities and other instruments included in its respective Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, or a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Underlying Index. For purposes of calculating the Funds’ NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Funds’ NAV and the prices used by each respective Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of its respective Underlying Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the tracking error risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Underlying Index.

Each Fund may fair value certain of its securities (including foreign securities and/or underlying currencies it holds) except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Underlying Index is not based on fair value prices), or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Underlying Index, the Fund’s ability to track its Underlying Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate

Prospectus October 27, 2017, as supplemented November 1, 2017	17	Fund Details

the performance of its Underlying Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the Fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of a Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of a Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, a Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Creations and Redemptions”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, a Fund’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the Funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund. In addition, the securities held by a Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has substantial trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Bats and may, therefore, have a material effect on the market price of the Fund’s shares.

Financial services sector risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and

Prospectus October 27, 2017, as supplemented November 1, 2017	18	Fund Details

consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Industrials sector risk. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, a Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Consumer staples sector risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Basic materials sector risk. (Xtrackers Germany Equity ETF only) The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Operational risk. A Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. Each Fund is “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Additional Risks of Investing in the Funds

Absence of Active Market. Although shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Trading Risks. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the

Prospectus October 27, 2017, as supplemented November 1, 2017	19	Fund Details

exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

Risks Relating to Calculation of Net Asset Value. The Funds rely on various sources to calculate their NAVs. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Derivatives Risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Futures. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Assets Under Management (AUM) Risk. From time to time a third party, the Adviser and/or its affiliates may invest in a Fund and hold its investment for a specific period of time in order for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. The top holdings of a Fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding a Fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).

MANAGEMENT

Investment Adviser

DBX Advisors LLC (“DBXA” or the “Adviser”), with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for each Fund. Under the oversight of the Board, the Adviser (or a sub-adviser, if any, under the oversight of the Adviser) makes the investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions.

Prospectus October 27, 2017, as supplemented November 1, 2017	20	Fund Details

Founded in 2010, the Adviser, an indirect, wholly owned subsidiary of Deutsche Bank AG, managed approximately $14.3 billion in 35 operational exchange-traded funds, as of June 30, 2017. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Adviser. Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Adviser may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, the Adviser may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which the Adviser or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the U.S.

Management Fee

For its services to the Funds during the most recent fiscal year, the Adviser received aggregate unitary management fees at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Fee as a % of average daily net assets
Xtrackers Germany Equity ETF	0.45	%*
Xtrackers Eurozone Equity ETF	0.45	%*

*	This management fee was charged when the Fund tracked its prior underlying index. Effective October 27, 2017, the Fund’s management fee was reduced to 0.15% of the Fund’s average daily net assets.

Pursuant to the investment advisory agreement between the Adviser and the Trust (entered into on behalf of the Funds) (the “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent

Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

A discussion regarding the basis for the Board’s approving each Fund’s management agreement with DBXA is available in the Funds’ annual report for the period ended May 31, 2017.

Manager of Managers Structure

The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for each Fund and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti (the “Portfolio Managers”), are primarily responsible for the day-to-day management of the Funds. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the

Prospectus October 27, 2017, as supplemented November 1, 2017	21	Fund Details

Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index, ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at BNYM and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares of the Funds.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.

Buying and selling shares. Shares of the Funds will be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Funds’ shares trade on Bats under the following ticker symbols:

Fund	Ticker Symbol
Xtrackers Germany Equity ETF	GRMY
Xtrackers Eurozone Equity ETF	EURZ

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a Fund.

Prospectus October 27, 2017, as supplemented November 1, 2017	22	Fund Details

Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ shares trade at or close to NAV. In addition, each Fund imposes both fixed and variable transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to each Fund it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds’ shares.

The national securities exchange on which a Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book entry. Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share prices. The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S., as is the case for the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

Determination of net asset value. The NAV of each Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading, provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing

Prospectus October 27, 2017, as supplemented November 1, 2017	23	Fund Details

time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a Fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable Fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. Foreign currency exchange rates with respect to each Fund’s non-U.S. securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each Fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider (to the extent the Index Provider calculates a U.S. dollar value for the Underlying Index) may adversely affect a Fund’s ability to track its Underlying Index.

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DIVIDENDS AND DISTRIBUTIONS

General policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of

Prospectus October 27, 2017, as supplemented November 1, 2017	24	Fund Details

income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Funds are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend reinvestment service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

Taxes on distributions. Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held such Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Dividends are eligible to be qualified dividend income to you, if you meet certain holding period requirements discussed below, if they are attributable to qualified dividend income received by a Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.

Dividends received by a Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If a Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund.

Dividends and interest received by a Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions

Prospectus October 27, 2017, as supplemented November 1, 2017	25	Fund Details

between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional gross income your share of such non-U.S. taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

CREATIONS AND REDEMPTIONS

Creations and redemptions. Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares) or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP enters into an authorized participant agreement (“Authorized Participant Agreement”) with the Funds’ distributor, ALPS

Distributors, Inc. (the “Distributor”), subject to acceptance by the Funds’ Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a Fund and a designated amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.

Orders for creations and redemptions must be made by an AP that is a DTC participant and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Authorized participants and the continuous offering of shares. Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the

Prospectus October 27, 2017, as supplemented November 1, 2017	26	Fund Details

1933 Act is available only with respect to transactions on a national securities exchange.

Transaction fees. APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2%, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each of the Funds is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.

Fund	Fee
Xtrackers Germany Equity ETF	$500
Xtrackers Eurozone Equity ETF	$500

DISTRIBUTION

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisers”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). For example, the Adviser and/or its affiliates may compensate financial advisers for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Adviser and/or its affiliates access to the financial adviser’s sales force; granting the Adviser and/or its affiliates access to the financial adviser’s conferences and meetings; assistance in training and educating the financial adviser’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisers may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial adviser, the particular Fund or Fund type or other measures as agreed to by the Adviser and/or its affiliates and the financial advisers or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial advisers based on, for example, the nature of the services provided by the financial adviser.

Receipt of, or the prospect of receiving, additional compensation may influence your financial adviser’s recommendation of the Fund. You should review your financial adviser’s compensation disclosure and/or talk to your financial adviser to obtain more information on how this compensation may have influenced your financial adviser’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).

It is possible that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the Fund to their customers. However, the Adviser will not consider the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Accordingly, the Adviser has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Adviser and/or its affiliates will not use Fund brokerage to pay for their obligation to provide additional compensation to financial advisers as described above.

FUND SERVICE PROVIDERS

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286 (“BNYM”), is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDER

Nasdaq is responsible for the rules-based methodology of the Underlying Indexes. Nasdaq is not affiliated with the Trust, the Adviser, BNYM, the Distributor or any of their respective affiliates.

Nasdaq is responsible for administration and calculation of the Underlying Indexes. Nasdaq is responsible for implementing the methodology for the composition of the Underlying Indexes.

Prospectus October 27, 2017, as supplemented November 1, 2017	27	Fund Details

The Adviser has entered into a license agreement with the Index Provider to use each Underlying Index. The Adviser sublicenses rights in each Underlying Index to the Trust at no charge.

DISCLAIMERS

The Product(s) are not sponsored, endorsed, sold or promoted by NASDAQ, Inc. (“NASDAQ”) or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of each Underlying Index to track general stock market performance. The Corporations’ only relationship to each Fund (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of each Underlying Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating each Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Shares of the Funds are not sponsored, endorsed or promoted by Bats. Bats makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of their Underlying Indexes or the ability of the Underlying Indexes to track stock market performance. Bats is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Bats has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

Bats does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Bats makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Bats makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Bats have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often shares of each Fund traded on Bats at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.Xtrackers.com.

Prospectus October 27, 2017, as supplemented November 1, 2017	28	Fund Details

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report as of May 31, 2017 and for the fiscal period then ended, which is available upon request.

Xtrackers MSCI Italy Hedged Equity ETF***

	Year Ended 5/31/2017	Period Ended 5/31/2016[a]

Selected Per Share Data
Net asset value, beginning of period	$19.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.76	0.46
Net realized and unrealized gain (loss)	2.95	(5.75)
Total from investment operations	3.71	(5.29)
Less distributions from:
Net investment income	(0.72)	(0.22)
Total distributions	(0.72)	(0.22)
Net asset value, end of period	$22.48	$19.49
Total Return (%)	19.70	(21.29	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	3.89	2.76	*
Portfolio turnover rate (%)[c]	30	29	**

[a]	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
[b]	Based on average shares outstanding during the period.
[c]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
***	Effective October 27, 2017, the Fund changed its name to Xtrackers Germany Equity ETF.

Prospectus October 27, 2017, as supplemented November 1, 2017	29	Financial Highlights

Xtrackers MSCI Southern Europe Hedged Equity ETF***

	Year Ended 5/31/2017	Period Ended 5/31/2016[a]

Selected Per Share Data
Net asset value, beginning of period	$20.25	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.74	0.53
Net realized and unrealized gain (loss)	3.74	(4.99)
Total from investment operations	4.48	(4.46)
Less distributions from:
Net investment income	(0.79)	(0.29)
Total distributions	(0.79)	(0.29)
Net asset value, end of period	$23.94	$20.25
Total Return (%)	23.01	(17.94	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	3.62	3.18	*
Portfolio turnover rate (%)[c]	20	20	**

[a]	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
[b]	Based on average shares outstanding during the period.
[c]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
***	Effective October 27, 2017, the Fund changed its name to Xtrackers Eurozone Equity ETF.

Prospectus October 27, 2017, as supplemented November 1, 2017	30	Financial Highlights

FOR MORE INFORMATION:

WWW.XTRACKERS.COM

1-855-329-3837 (1-855-DBX-ETFS)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.Xtrackers.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI or shareholder report free of charge, please:

Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-22487